Capital management	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
Capital management

Note 29 Capital management
Regulatory capital and capital ratios
OSFI formally establishes risk-based capital and leverage minimums and Total Loss Absorbing Capacity (TLAC) ratios for deposit-taking institutions in Canada. We are required to calculate our capital ratios using the Basel III framework. Under Basel III, regulatory capital includes Common Equity Tier 1 (CET1), Tier 1 and Tier 2 capital. CET1 capital mainly consists of common shares, retained earnings and other components of equity. Regulatory adjustments under Basel III include deductions of goodwill and other intangibles, certain deferred tax assets, defined benefit pension fund assets, investments in banking, financial and insurance entities, and the shortfall of provisions to expected losses. Tier 1 capital comprises predominantly CET1 and Additional Tier 1 items including non-cumulative
preferred shares and LRCNs that meet certain criteria. Tier 2 capital includes subordinated debentures that meet certain criteria, certain loan loss allowances and non-controlling
interests in subsidiaries’ Tier 2 instruments. Total capital is the sum of Tier 1 and Tier 2 capital. External TLAC instruments comprise predominantly senior bail-in debt, which includes eligible senior unsecured debt with an original term to maturity of greater than 400 days and remaining term to maturity of greater than 365 days. TLAC available is defined as the sum of Total capital and other TLAC instruments.
Regulatory capital ratios are calculated by dividing CET1, Tier 1 and Total capital by risk-weighted assets. The leverage ratio is calculated by dividing Tier 1 capital by an exposure measure. The exposure measure consists of total assets (excluding items deducted from Tier 1 capital) and certain off-balance
sheet items converted into credit exposure equivalents. Adjustments are also made to derivatives and secured financing transactions to reflect credit and other risks.

During 2022 and 2021, we complied with all
applicable
capital, leverage and TLAC requirements, including the domestic stability buffer, imposed by OSFI.

	As at

(Millions of Canadian dollars, except percentage amounts and as otherwise noted)	October 31 2022	October 31 2021
Capital (1)
CET1 capital	$76,945	$75,583
Tier 1 capital	84,242	82,246
Total capital	93,850	92,026
Risk-weighted assets (RWA) used in calculation of capital ratios (1)
Credit risk	$496,898	$444,142
Market risk	35,342	34,806
Operational risk	77,639	73,593
Total RWA	$609,879	$552,541
Capital ratios and Leverage ratio (1)
CET1 ratio	12.6%	13.7%
Tier 1 capital ratio	13.8%	14.9%
Total capital ratio	15.4%	16.7%
Leverage ratio	4.4%	4.9%
Leverage ratio exposure (billions)	$1,898	$1,662
TLAC available and ratios (2), (3)
TLAC available	$160,961	n.a.
TLAC ratio	26.4%	n.a.
TLAC leverage ratio	8.5%	n.a.

(1)	Capital, RWA, and capital ratios are calculated using OSFI’s Capital Adequacy Requirements (CAR) guideline and the Leverage ratio is calculated using OSFI’s Leverage Requirements (LR) guideline as updated in accordance with the regulatory guidance issued by OSFI in response to the
COVID-19
pandemic. Both the CAR guideline and LR guideline are based on the Basel III framework.
(2)	Effective November 1, 2021, OSFI requires Domestic Systemically Important Banks (D-SIBs) to meet minimum risk-based TLAC ratio and TLAC leverage ratio requirements which are calculated using OSFI’s TLAC guideline.
(3)	The TLAC standard is applied at the resolution entity level which for us is deemed to be Royal Bank of Canada and its subsidiaries. A resolution entity and its subsidiaries are collectively called a resolution group. Both the TLAC ratio and TLAC leverage ratio are calculated using the TLAC available as percentage of total RWA and leverage exposure, respectively.
n.a.	not applicable